FREE MARKET INTERNATIONAL EQUITY FUND OF THE RBB FUND, INC.	FMNEX

SUMMARY PROSPECTUS

January 26, 2010

Before you invest, you may want to review the Fund’s prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://hosted.rightprospectus.com/MatsonMoney. You can also get this information at no cost by calling (866) 780-0357 Ext. 3863 or by sending an e-mail request to FreeMarketfunds@matsonmoney.com. The Fund’s Prospectus dated December 31, 2009 and the Fund’s Statement of Additional Information (“SAI”), dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Free Market International Equity Fund seeks long-term capital appreciation.

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of your investment)

Management fees	0.50%
Distribution (12b-1) and/or service fees	None
Other Expenses	0.23%

Acquired Fund fees and expenses	0.53%

Total annual Fund operating expenses	1.26%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and Fund operating expenses remain the same. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$128	$400	$692	$1523

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “investment companies”) that have either adopted policies to invest at least 80% of their assets in equity securities, such as common stocks, preferred stocks or securities convertible into stocks, of foreign companies, or invest substantially all of their assets in such equity securities. The Fund will diversify its investments by investing primarily in investment companies that focus on different segments of the foreign equity markets, including emerging markets, with little or no focus on domestic equity markets.

Under normal market conditions, the Fund’s investment adviser (“Adviser”) expects substantially all of the Fund’s net assets to be invested in the securities of investment companies that invest in the types of securities described in each asset class below, with less than 5% of the net assets invested in cash or money market instruments. The Adviser uses target ranges to allocate the Fund’s assets among various investment company asset classes. Actual allocations may differ from the target due to market fluctuations and other factors. Generally, the Adviser expects that the Fund’s investments will be within plus or minus 5% of the following target ranges:

Asset Class	Target
International Small Cap Value	40%
International Large Cap Value	30%
International Small Company	10%
International Large Cap	5%
Emerging Markets	5.25%
Emerging Markets Value	4.875%
Emerging Markets Small Cap	4.875%

International Small Cap Value Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities of small foreign companies with developed markets that the underlying investment adviser(s) determine to be value stocks at the time of purchase. Small foreign companies are generally those companies with a market capitalization below $4.2 billion. This threshold will vary by country or region, and the dollar amount will change from to time due to market conditions.

International Large Cap Value Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities of large companies in foreign countries with developed markets that the underlying investment adviser(s) determine to be value stocks at the time of purchase. Large foreign companies generally are those companies with a market capitalization of at least $700 million. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

International Small Company Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities of small companies in foreign countries with developed markets. Small foreign companies generally are those companies with a market capitalization below $4.2 billion. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

International Large Cap Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities of large companies in foreign countries with developed markets. Large companies generally are considered to be those companies with a market capitalization of at least $700 million. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

Emerging Markets Asset Class, Emerging Markets Value Asset Class, and Emerging Markets Small Cap Asset Class (collectively, the “Emerging Markets Asset Classes”): Underlying investment companies comprising each Emerging Markets Asset Class generally will purchase stocks and other equity securities of companies located in emerging market countries. The underlying investment companies investing in securities of the Emerging Markets Asset Class and the Emerging Markets Small Cap Asset Class will generally purchase the equity securities of larger and smaller companies, respectively, within each country. The underlying investment adviser(s) determine company size primarily based on market capitalization. Companies in the Emerging Markets Small Cap Asset Class generally are those companies with a market capitalization of $1 billion or less. This threshold will vary by country or region. These dollar amounts will change from time to time due to market conditions. The underlying investment companies in the Emerging Markets Value Asset Class generally will purchase emerging market equity securities that are deemed by the underlying investment adviser(s) to be value stocks at the time of purchase.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government securities, bank obligations and commercial paper. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment objective.

Summary of Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund involves the same investment risks as those of the underlying investment companies in which the Fund invests. These risks may adversely affect the Fund’s net asset value (“NAV”) and investment performance. The Fund is subject to the following principal risks:

•

The value of particular foreign equity securities which the Fund’s underlying investment companies may purchase or foreign stock markets on which the securities they may purchase are traded may decline in value.

•

Stocks of large cap or small cap foreign companies in which the Fund’s underlying investment companies may invest may temporarily fall out of favor with investors or may be more volatile than particular foreign stock markets or foreign stock markets as a whole.

•

The smaller the capitalization of a company, generally the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

•

Stocks of large cap or small cap foreign companies in which the Fund’s underlying investment companies may invest may suffer unexpected losses or lower than expected earnings or such securities may become difficult or impossible to sell at the time and for the price the underlying investment advisers would like.

•

Because the Fund owns shares of underlying investment companies that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards. Investments in emerging market securities by underlying investment companies in which the Fund invests are subject to higher risks than those in developed market countries because there is greater uncertainty in less established markets and economics.

•

The Adviser’s judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

•

Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in equity securities of foreign companies, the NAV of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

•

There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

•	The performance of the Fund will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

More information about the Fund’s investments and risks is contained under the section entitled “More About Each Fund’s Investments and Risks” in the Prospectus.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The bar chart assumes reinvestment of dividends and distributions. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Best and Worst Quarterly Performance (for the period reflected in the chart above)

Best Quarter: 0.90% (quarter ended March 31, 2008)

Worst Quarter: (22.05)% (quarter ended December 31, 2008)

Year to Date Total Return as of September 30, 2009: 44.69%

Average Annual Total Returns

This table compares the average annual total returns of the Fund for the calendar year ended December 31, 2008 and since inception to those of the MSCI World (excluding U.S.) Index.

	1 Year	Since Inception*
Fund Returns Before Taxes	(40.52)%	(40.52)%
Fund Returns After Taxes on Distributions**	(40.90)%	(40.90)%
Fund Returns After Taxes on Distributions and Sale of Fund Shares**	(26.34)%	(26.34)%
MSCI World (excluding U.S.) Index (reflects no deduction for fees, expenses or taxes)***	(43.56)%	(43.56)%
Composite Index****	(46.91)%	(46.91)%

*	The Fund commenced operations on December 31, 2007.

**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
***	The MSCI World (excluding U.S.) Index is a stock market index of “world” stocks maintained by Morgan Stanley Capital International (“MSCI”). The index includes a selection of stocks of “foreign countries with developed markets”, excluding the United States, as defined by MSCI.
****	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively. Additional information about the Composite Index can be found under the section entitled “More About Each Fund’s Investments and Risks” in the Prospectus.

Management of the Fund

Investment Adviser

Matson Money, Inc. (formerly known as Abundance Technologies, Inc.)

5955 Deerfield Blvd., Mason, OH 45040

Portfolio Managers

Mark E. Matson: President, Chief Executive Officer and Director, since 1991

Daniel J. List: Chief Compliance Officer and Director of Portfolio Management, since 1994

Steven B. Miller: Director of Operations and Portfolio Manager, since 2004

Purchase and Sale of Fund Shares

The Fund has no minimum initial investment or minimum subsequent investment. The Fund is exclusively available to clients or customers of service organizations approved by the Adviser, including certain brokerage firms, investment advisers, financial institutions and other industry professionals (“Service Organizations”). Only persons or entities having relationships with these Service Organizations may invest in the Fund. You may submit redemption requests on any business day to your Service Organization in person or by telephone, mail or wire. You can only redeem shares of the Fund on days the NYSE is open. More information about purchasing and selling Fund shares, including policies and restrictions, is contained under the section entitled “Shareholder Information” in the Prospectus.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. More information about taxes is contained under the section entitled “Shareholder Information” in the Prospectus or in the Fund’s Statement of Additional Information (“SAI”).

Potential Conflicts of Interest

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT COMPANY ACT FILE NO. 811-05518